UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report – July 7, 2008

(Date of earliest event reported)

QUESTAR CORPORATION

(Exact name of registrant as specified in charter)

STATE OF UTAH	001-08796	87-0407509
(State or other jurisdiction of incorporation or organization	(Commission File No.)	(I.R.S. Employer Identification No.)

180 East 100 South Street, P.O. Box 45433 Salt Lake City, Utah 84145-0433

(Address of principal executive offices)

Registrant's telephone number, including area code (801) 324-5699

                                  Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

       CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure.

On July 7, 2008, Questar Corporation issued a press release providing updated estimates of probable and possible reserves and petroleum resource potential at its Questar E&P and Wexpro subsidiaries. A copy of the July 7, 2008 press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information furnished in this Current Report under the heading “Item 7.01 Regulation FD Disclosure” including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.

Exhibit

     99.1

Release issued July 7, 2008, by Questar Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR CORPORATION

   (Registrant)

July 8, 2008

/s/K. O. Rattie

K. O. Rattie

Chairman, President and

Chief Executive Officer

List of Exhibits:

Exhibit No.

Exhibit

    99.1

Release issued July 7, 2008, by Questar Corporation.